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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________



Date of Report (Date of
earliest event reported): June 5, 1997
                          ------------



                        INTERMEDIA COMMUNICATIONS INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


               Delaware                                  59-2913586
       --------------------------                    -------------------
       (State or other jurisdic-                     (I.R.S. Employer
       tion of incorporation or                      Identification No.)
       organization)


                                    0-20135
                           ------------------------
                           (Commission File Number)


       3625 Queen Palm Drive, Tampa, Florida                  33619-1309
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (813) 829-0011
                                                          --------------
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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.
-------------------------------------------

     On June 5, 1997, the Registrant issued the press release attached hereto as Exhibit A.

ITEM 7.  EXHIBITS
-----------------

     Press Release, dated June 5, 1997.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 5, 1997

                                 INTERMEDIA COMMUNICATIONS INC.
                                 ------------------------------
                                          (Registrant)



                                 By:    /s/ Robert M. Manning
                                     -------------------------------------
                                 Name:  Robert M. Manning
                                 Title: Senior Vice President and Chief
                                        Financial Officer


                                       3
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                                 EXHIBIT INDEX
                                 -------------


  Exhibit                                                 Page
    No.        Description                                 No.
  -------      -----------                                ----

    99         Press Release, dated June 5, 1997.

                                       4